Exhibit 24.1

Power of Attorney

We, the undersigned Directors of Aetna Inc. (the "Company"), hereby severally constitute and appoint Judith H. Jones and Rajan Parmeswar each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, the Company’s Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 in connection with the Aetna Inc. 2010 Stock Incentive Plan and the Aetna Inc. Affiliate 401(k) Plan, hereby ratifying and confirming our signatures as they may be signed by any of our said attorneys to such Form S-8 and to any and all amendments thereto.

This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney.  For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.

Dated:  February 19, 2013

/s/ Fernando Aguirre	/s / Jeffrey E. Garten
Fernando Aguirre	Jeffrey E. Garten
New York, NY	New York, NY

/s/ Mark T. Bertolini	/s/ Ellen M. Hancock
Mark T. Bertolini	Ellen M. Hancock
New York, NY	New York, NY

/s/ Frank M. Clark	/s/ Richard J. Harrington
Frank M. Clark	Richard J. Harrington
New York, NY	New York, NY

/s/ Betsy Z. Cohen	/s/ Edward J. Ludwig
Betsy Z. Cohen	Edward J. Ludwig
New York, NY	New York, NY

/s/ Joseph P. Newhouse
Molly J. Coye, M.D.	Joseph P. Newhouse
New York, NY	New York, NY

/s/ Roger N. Farah
Roger N. Farah
New York, NY

/s/ Barbara Hackman Franklin
Barbara Hackman Franklin
New York, NY